MERGER	12 Months Ended
Dec. 31, 2013
MERGER
MERGER

2. MERGER

        On July 8, 2013, the REIT entered into a merger agreement with PMC Commercial Trust ("PMC Commercial") and subsidiaries of the respective parties. PMC Commercial was a publicly traded real estate investment trust that primarily originated loans to small businesses collateralized by first liens on the real estate of the related business. The merger and other transactions were unanimously approved by both PMC Commercial's board of trust managers ("Board") and the REIT's director. The transaction closed on March 11, 2014 ("Acquisition Date").

        Pursuant to the merger agreement, the REIT and its affiliates received 22,000,003 newly issued PMC Commercial common shares of beneficial interest and 65,028,571 newly issued PMC Commercial preferred shares. Each preferred share was converted into seven common shares of beneficial interest after the Acquisition Date, resulting in the issuance of approximately 477,200,000 common shares of beneficial interest in the merger. This represented approximately 97.8% of PMC Commercial's outstanding shares on the Acquisition Date.

        All PMC Commercial common shares of beneficial interest that were outstanding immediately prior to the transactions continue to remain outstanding following the transactions. In addition, PMC Commercial shareholders of record at the close of the business day prior to the closing of the transactions received a special cash dividend of $5.50 per common share of beneficial interest, which was paid on March 25, 2014.

        Based on an arrangement with PMC Commercial, certain legal and due diligence expenses related to the merger incurred during a certain period of time were reimbursable by the REIT. For the year ended December 31, 2013, $3,670,000 of merger-related costs is included in acquisition-related costs.